SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 1995
                                                 -------------


                           Sirco International Corp.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New York                       0-4465                    13-2511270
- - ----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                IRS Employer
of incorporation)                    File Number)            Identification No.)


  24 Richmond Hill Avenue, Stamford, Connecticut         06901
- - --------------------------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:(203) 359-4100
                                                   --------------

            10 West 33rd Street, Suite 606, New York, New York 10001
- - --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Exhibit Index is located at page 4 herein.

1 Item 7, "Financial Statements, Pro Form 4 Financial Information and Exhibits" is hereby amended to read as follows:


Item 7  Financial Statements, Pro Forma Financial Information
             and Exhibits.

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      Exhibits.

                 16 - Letter from the Company's former accountants,
                      Ernst & Young, LLP, stating that they agree with the contents of this report on Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  April 12, 1995                      SIRCO INTERNATIONAL CORP.


                                            By: /s/Joel Dupre
                                               ---------------------------
                                               Joel Dupre
                                               Chairman of the
                                                Board and Chief
                                                Executive Officer

                                    EXHIBITS


                                                                       Page


16      Letter from the Company's former
        accountants, Ernst & Young, stating
        that they agree with the contents of
        this report on Form 8-K.......................................  5

[GRAPHIC-ERNST & YOUNG LOGO]
Ernst & Young LLP                 787 Seventh Avenue         Phone: 212 773 3000
                                  New York New York 10019




April 6, 1994


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read Item 4 of Form 8-K dated April 3, 1995, of SIRCO INTERNATIONAL CORP. and are in agreement with the statements contained in the first sentence of paragraphs (a) and (d), and paraphs (b) and (c) on page 2 therein. We have no basis to agree or disagree with other statments of the registrant contained therein.


Very truly yours,

/s/ Ernst & Young LLP

Ernst & Young LLP